UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2024

BioRestorative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37603	30-1341024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (631) 760-8100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BRTX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On February 5, 2024, BioRestorative Therapies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the public availability of a poster  (the “Poster”) titled “Autologous Stem Cell Therapy for Chronic Lumbar Disc Disease, Initial Phase 2 Clinical Safety and Feasibility Data of Intradiscal Injections of Hypoxic Cultured Mesenchymal Stem Cells”.  The Poster, which was presented on February 4, 2024 by the Company’s Vice President of Research and Development, Francisco Silva, at the Orthopaedic Research Society (ORS) 2024 Annual Meeting (the “ORS Annual Meeting”), describes preliminary 26–52 week blinded data from the ongoing Phase 2 clinical trial of the Company’s lead clinical candidate, BRTX-100, in subjects with chronic lumbar disc disease.  In the Press Release, the Company also announced again that it will hold a webcasted conference call with an associated slide presentation on February 5, 2024 at 8:30 a.m. ET to review the Poster.  A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Company intends to use the Poster from time to time on and after February 4, 2024 in presentations about the Company’s business.  As indicated above, the Company used the Poster at the ORS Annual Meeting on February 4, 2024 and may use the Poster, possibly with modification, in other presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.
The information contained in the Poster is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time.  The Poster speaks as of the date of this Current Report on Form 8-K.  While the Company may elect to update the Poster in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.  The Poster is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The Poster will also be posted in the Investor Relations section of the Company’s website, www.biorestorative.com, for 90 days.
The information referenced under this Item 7.01 (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01.  Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information set forth in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Number	Description

99.1	Press release, dated February 5, 2024, issued by BioRestorative Therapies, Inc.
99.2	Poster
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: February 5, 2024	By:	/s/ Lance Alstodt
Lance Alstodt
President and CEO